UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_| Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240. 14a-12

                           TENGTU INTERNATIONAL CORP.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                                               May __, 2005

Dear Stockholder:

      You are cordially invited to attend a Special Meeting of Stockholders of Tengtu International Corp. on June 9, 2004, beginning at 9:00 a.m., local time, at our offices at 236 Avenue Road, Toronto, Ontario M5R 2J4. We look forward to greeting as many of you as can attend the Special Meeting.

      Holders of our common stock are being asked: (1) to adopt an Amendment to our Certificate of Incorporation which would increase the number of authorized shares of our Common Stock from 150,000,000 to 250,000,000; and (2) to consider and act upon any other business which may properly come before the meeting, all as set forth in the enclosed Notice of Special Meeting of Stockholders.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE MATTERS SET FORTH IN THE ENCLOSED NOTICE OF SPECIAL MEETING OF STOCKHOLDERS.

      Whether or not you plan to attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. Accordingly, after reading the enclosed Notice of Special Meeting and accompanying Proxy Statement, please sign, date and mail the enclosed Proxy Card in the envelope provided.


                                                  Very truly yours,


                                                  William O.S. Ballard
                                                  Chairman of the Board

PRELIMINARY COPY

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 9, 2005

Dear Stockholder:

      You are cordially invited to attend the Special Meeting of Stockholders of Tengtu International Corp. ("we" or "us"), on June 9, 2005, at 9:00 a.m., local time, at 236 Avenue Road, Toronto, Ontario M5R 2J4. The Special Meeting has been called for the following purposes:


      1. To approve an Amendment to our Certificate of Incorporation which would increase our number of authorized shares of Common Stock from 150,000,000 to 250,000,000 (the "Amendment"); and

      2. To consider and act upon any other business which may properly come before the meeting.

      The Board of Directors has fixed the close of business on May 13, 2005 as the record date for the determination of stockholders having the right to notice of, and to vote at, the meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the meeting.


      A Proxy Statement and proxy are enclosed with this notice. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the envelope provided, which requires no postage if mailed within the United States. If you attend the meeting in person, you may withdraw your proxy and vote your shares.

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                                            By Order of the Board of Directors


                                            William O.S. Ballard
                                            Chairman of the Board

                                                                PRELIMINARY COPY

                           TENGTU INTERNATIONAL CORP.
                                 236 Avenue Road
                            Toronto, Ontario M5R 2J4

                               ------------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                                  JUNE 9, 2005

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed proxy is solicited on behalf of the Board of Directors of Tengtu International Corp., a Delaware corporation ("Tengtu, our, we or us"), for the Special Meeting of Stockholders to be held on June 9, 2005 at 9:00 a.m. local time at our offices at 236 Avenue Road, Toronto, Ontario M5R 2J4, or any continuation or adjournment thereof. At the meeting, the stockholders will be asked to vote on several proposals which are listed in our Notice of Special Meeting of Stockholders and described in more detail below.

      This Proxy Statement and the enclosed proxy card are being mailed on or about May __, 2005, to all stockholders entitled to vote at the meeting.

      At the meeting, our stockholders will be asked:

      1. To approve an Amendment to our Certificate of Incorporation which would increase Tengtu's number of authorized shares of common stock, par value $.01 per share ("Common Stock") from 150,000,000 to 250,000,000 (the "Amendment"); and

      2. To consider and act upon any other business which may properly come before the meeting.

Record Date; Outstanding Shares

      Only stockholders of record at the close of business on May 13, 2005 (the "Record Date") are entitled to receive notice of, and vote at, our Special Meeting. As of the Record Date, there were _________________ shares of Common Stock and ________________shares of Tengtu's Series A Convertible Cumulative Preferred Stock, par value $.01 per share ("Preferred Stock"), outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Special Meeting. Each share of Preferred Stock is entitled to ten (10) votes on each matter to be voted on at the Special Meeting.

Expenses of Soliciting Proxies

      We will pay all of the expenses of soliciting proxies to be voted at the Special Meeting. Following the original mailing of the proxies and other proxy materials, we may also supplement the solicitation of proxies by mail or telephone, over the internet or in person. In the event that we use any additional solicitation material, we will file such additional material with the Securities and Exchange Commission (the "Commission") prior to its use.

Revocability of Proxies

      If you attend the meeting, you may vote in person, regardless of whether you have submitted a proxy. Any person giving a proxy in the form accompanying this Proxy Statement can revoke it at any time before it is voted. A proxy may be revoked by filing with our President, at our principal offices at 236 Avenue Road, Toronto, Ontario M5R 2J4, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Voting and Votes Required for Approval

      Every stockholder of record is entitled to one vote for each share of Common Stock and ten (10) votes for each share of Preferred Stock on each proposal or item that comes before the meeting. By submitting your proxy, you authorize John Watt, or any person designated as his substitute, to represent you and vote your shares at the meeting in accordance with your instructions. If the meeting is adjourned, Mr. Watt or his substitute will be authorized to vote your shares at any adjournment or postponement of the meeting.

      To vote by mail, please sign, date and complete the enclosed proxy and return it in the enclosed self-addressed envelope, to U.S. Stock Transfer Corporation, 1745 Gardena Avenue, Glendale, California 91204. If you hold your shares through a bank, broker or other nominee, it will give you separate instructions for voting your shares.

      In addition to solicitations by mail, we may solicit proxies in person or by telephone, facsimile or e-mail. In the event that additional solicitation material is used, such additional material will be filed with the Commission prior to its use.

      Shares represented by properly executed proxies will be voted in accordance with the specifications made thereon. If no specification is made, proxies will be voted for adoption of the Amendment. In the event that there are other matters which may properly come before the meeting, the persons designated as proxy holders in the proxy card will vote the shares represented thereby with regard to such matters as recommended by the Board of Directors; if no such recommendation is given, then the proxy holders will vote such shares in their own discretion. Proxy cards that are properly signed and returned in a timely manner with no other marking will be voted in accordance with the recommendations of the Board of Directors.

      The approval of the Amendment requires the affirmative vote of the majority of the total number of votes which would be entitled to be cast at the meeting assuming the holders of all outstanding shares of Common Stock and Preferred Stock were present or represented at the meeting.

Tabulation of Votes

      Votes submitted by proxy will be tabulated and certified by our transfer agent, U.S. Stock Transfer Corp.

Voting by Street Name Holders

      If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares.

Quorum; Abstentions; Broker Non-Votes

      Pursuant to our By-laws, the requisite quorum for the transaction of business at the Special Meeting requires the presence, in person or by proxy, of stockholders entitled to cast at least one-third of all votes entitled to be cast at the meeting. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares represented and voting the votes cast at the Special Meeting with respect to such matter.

      While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business; and (ii) the total number of votes cast with respect to a proposal. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

      Under current Delaware case law, while broker non-votes (i.e. the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions) should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. We intend to treat broker non-votes in this manner. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will have the effect of a negative vote on the proposal to approve the Amendment.

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANGEMENT

      The following table sets forth information furnished to us with respect to the beneficial ownership of our common stock by each executive officer and director named below, and by all directors and executive officers as a group, each as of May __, 2005. Unless otherwise indicated, each of the persons listed has sole voting and dispositive power with respect to the shares shown as beneficially owned.


                                                          AMOUNT AND NATURE
                                                            OF BENEFICIAL
TITLE OF CLASS       NAME OF BENEFICIAL OWNER                  OWNERSHIP             % OF CLASS (1)
--------------       ------------------------                  ---------             --------------
$.01 par common     William O.S. Ballard                      26,689,865(2)                22.4%
$.01 par common     John Watt                                    112,000(3)                    *
$.01 par common     John McBride                                 416,000                       *
$.01 par common     Kennith Johnson                                    0                      0%
$.01 par common     Thomas Pladsen                                27,397                       *
$.01 par common     Judy Ye                                            0                      0%
$.01 par common     Penghui Liu                                        0(4)                   0%
$.01 par common     Zhenlin Xia                                        0(5)                   0%
$.01 par common     All executive officers and Directors
                        as a group (8 persons)                27,245,262(2)(3)(4)(5)       22.9%
---------------------------------------------------------------------------------------
* Less than 1%

(1)   Based on 109,178,443 shares outstanding as of May __, 2005.

(2) Orion Capital Incorporated ("Orion"), a company controlled by Mr. Ballard, owns of record all shares reported in the table as beneficially owned by Mr. Ballard, including (i) 835,465 shares of Common Stock issuable upon exercise of currently exercisable warrants at $0.75 per share; (ii) 70,000 shares of Common Stock owned by an officer and Director, which are pledged as collateral for a mortgage Orion holds on a residence recently purchased by him; (iii) 3,630,370 shares of Common Stock issuable upon conversion of 363,037 shares of Preferred Stock; (iv) 3,630,370 shares issuable upon exercise of $.40 Redeemable Warrants of the Company ("$.40 Warrants") and
      (v)1,815,185 shares issuable upon exercise of $.60 Redeemable Warrants of the Company ("$.60 Warrants"). Mr. Ballard disclaims beneficial ownership as to 70,000 shares which are pledged to Orion as collateral.

(3) Includes 75,000 shares of Common Stock issuable upon exercise of currently exercisable stock options at $0.218 per share granted on March 29, 1999 under our 1999 Nonqualified Stock Option Incentive Plan (the "Stock Option Plan").

(4) Does not include options to purchase an aggregate of 1,000,000 shares of Common Stock for $.26 per share which were granted to Pengui Liu pursuant to an employment among the Company, Dr. Liu and Zhenlin Xia dated as of December 1, 2004 ("the Liu and Xia Employment Agreement"), which options are not currently exerciseable.

(5) Does not include options to purchase an aggregate of 1,000,000 shares of Common Stock for $.26 per share which were granted to Zhenlin Xia pursuant to the Liu and Xia Employment Agreement, which options are not currently exerciseable.

      The following table shows the holdings of all persons who are not executive officers, directors or nominees known by us to beneficially own more than five percent (5%) or our voting securities.

                                                                     AMOUNT AND NATURE
                                                                       OF BENEFICIAL
TITLE OF CLASS       NAME AND ADDRESS OF BENEFICIAL OWNER                OWNERSHIP          % OF CLASS (1)
--------------       ------------------------------------                ---------          --------------
$.01 par common         Orion Capital Incorporated (2)                  26,689,865               22.4%

$.01par common          Estate of FanQi Zhang                           15,000,000               13.7%

$.01 par common         Qihua Lu                                        11,485,714               10.5%
---------------------------------------------------------------------------------------------

(1)   Based on 109,178,443 shares outstanding as of May __, 2005.

(2) Includes (i) 835,465 shares of Common Stock issuable upon exercise of currently exercisable warrants at $0.75 per share; (ii) 70,000 shares of Common Stock owned by an officer and Director, which are pledged as collateral for a mortgage Orion holds on a residence recently purchased by him; (iii) 3,630,370 shares of Common Stock issuable upon conversion of 363,037 shares of Preferred Stock; (iv) 3,630,370 shares issuable upon exercise of $.40 Warrants and (v) 1,815,185 shares issuable upon exercise of $.60 Warrants. Orion has disclaimed beneficial ownership of the 70,000 shares pledged to Orion as collateral.

                       PROPOSAL TO APPROVE THE AMENDMENT

      At the Special Meeting, our stockholders will be asked to adopt an Amendment to our Certificate of Incorporation increasing the number of authorized shares of our Common Stock from 150,000,000 to 250,000,000 (the "Amendment"). We believe that the Amendment is necessary in order to enable us to meet our current and future commitments and financing needs.

      The increase in authorized shares will not have any immediate effect on the rights of existing stockholders. However, our Board of Directors will have the authority to issue authorized shares without requiring future stockholder approval of such issuances, except as may be required by our amended Certificate of Incorporation and applicable law and regulations. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing stockholders for their shares, could be dilutive to the Company's existing stockholders. The holders of common stock have no preemptive rights to subscribe for or purchase any additional shares of common stock that may be issued in the future.

      The increase in the authorized number of shares and the subsequent issuance of such shares could have the effect of delaying or preventing any change in control of the Company without further action by the stockholders. Authorized and unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that would make any change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of us. Our Board of Directors are not aware of any attempt to take control of us and have not presented this proposal with the intention that the increase in the authorized shares of common stock be used as a type of anti-takeover device.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF TENGTU AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be brought before the Special Meeting. Because we did not receive notice of any matter intended to be raised by a stockholder a reasonable time before printing and mailing these Proxy materials, proxies in the enclosed form will be voted in respect of any other matters as may properly come before the Special Meeting in accordance with the recommendation of the Board of Directors or, if no such recommendation is given, in the discretion of the person or persons voting the proxies.

                  STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING

DEADLINE FOR INCLUSION IN PROXY

      Any stockholder proposal to be considered by us for inclusion in the Proxy Statement and form of Proxy for the next Annual Meeting of Stockholders, expected to be held in November 2005, must be received by us at our corporate headquarters, 236 Avenue Road, Toronto, Ontario Canada M5R 2J4, no later than June 30, 2005. In the event, however, that the date of the Annual Meeting is changed by more than 30 calendar days from the date currently contemplated, a proposal must be received by us a reasonable time before the solicitation in connection with the meeting is made. A stockholder may submit a proposal, along with an accompanying statement, which may not exceed 500 words.

         STOCKHOLDERS ARE URGED TO FORWARD THEIR PROXIES WITHOUT DELAY.

                 A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.


                                          By Order of the Board of Directors


                                          William O.S. Ballard
                                          Chairman of the Board of Directors
May__, 2005

                           TENGTU INTERNATIONAL CORP.
                    236 Avenue Road, Toronto, Ontario Canada
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement and hereby appoints John Watt, attorney and proxy, with full power of substitution and resubstitution, to vote all shares of the Common Stock, par value $0.01 per share, and all shares of Series A Convertible Cumulative Preferred Stock, par value $.01 per share, of Tengtu International Corp., a Delaware corporation (the "Company"), held of record by the undersigned at the close of business on May 13, 2005 at the Special Meeting of Stockholders of the Company to be held on June 9, 2005 at 9:00 a.m., local time, at the offices of the Company at 236 Avenue Road, Toronto, Ontario M5R 2J4, and at any postponement or adjournment thereof, as indicated in this Proxy:

IF THIS PROXY IS PROPERLY DATED AND EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED AND, IN THE ABSENCE OF DIRECTION AS TO THE MANNER OF VOTING, WILL BE VOTED FOR THE AMENDMENT.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY

Please mark vote in oval in the following manner using dark ink only:


1. Proposal to adopt an amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock from 150,000 000 to 250,000,000.


                           |_| FOR |_| AGAINST |_| ABSTAIN

--------------------------------------------------------------------------------

2. As recommended by the Board of Directors, or in the absence of such recommendation in their own discretion, to vote upon such other business as may properly come before said meeting or any postponement or adjournment thereof.

Dated:



                                             ---------------------------
                                                     (Signature)


                                             ---------------------------
                                                  Please Print Name


                                             ---------------------------
                                              Signature if held jointly


                                             ---------------------------
                                                  Please Print Name

Please date this Proxy and sign exactly as the name(s) appears on the enclosed envelope and return the signed Proxy in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.